SUPPLEMENT DATED MARCH 13, 2026
TO THE SUMMARY PROSPECTUS
AND
PROSPECTUS DATED MAY 1, 2025
OF VANECK VIP TRUST

VanEck VIP Global Resources Fund
Initial Class Shares/Class S Shares

IMPORTANT NOTICE REGARDING PORTFOLIO MANAGER CHANGE

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck VIP Trust (the “Trust”) regarding VanEck VIP Global Resources Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or visiting the VanEck website at www.vaneck.com.

Beginning May 1, 2026, Samuel Halpert and Geoffrey King will replace Shawn Reynolds as co-portfolio managers of the Fund. Charles T. Cameron, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Reynolds will remain a member of the Fund’s investment team, serving as a Natural Resources Strategist.

Accordingly, the Summary Prospectus and Prospectus is supplemented as follows:

With respect to the Fund, the section of the Summary Prospectus entitled “Portfolio Management—Portfolio Managers” and the Prospectus entitled “Summary Information—Portfolio Management—Portfolio Managers” is hereby replaced with the following:

Portfolio Managers.

Shawn Reynolds has been Portfolio Manager of the Fund since 2010.

Charles T. Cameron has been Deputy Portfolio Manager of the Fund since 2016 and a member of the investment team since 1995. Mr. Cameron has also been an investment team member on various funds managed by the Adviser since 1995.

Note: Beginning May 1, 2026, Samuel Halpert and Geoffrey King will replace Mr. Reynolds as Co-Portfolio Managers for the Fund. Charles T. Cameron, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Reynolds will remain a member of the investment team, serving as a Natural Resources Strategist.

In addition, the section of the Prospectus entitled “How the Fund is Managed—Management of the Fund—Portfolio Managers” with respect to the Fund is hereby replaced with the following:

Portfolio Managers

VanEck VIP Global Resources Fund

Shawn Reynolds, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.

Shawn Reynolds. Mr. Reynolds is Portfolio Manager of the Fund and is primarily responsible for company research and portfolio construction. He has been with the Adviser since 2005 and has over 30 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.

Charles T. Cameron. Mr. Cameron is Deputy Portfolio Manager of the Fund and is primarily responsible for macroeconomic strategy and trading oversight. He has been with the Adviser since 1995 and has over 35 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Chartered.

Note: Beginning May 1, 2026, Messrs. Halpert and King will replace Mr. Reynolds as Co-Portfolio Managers for the Fund. Charles T. Cameron, current Deputy Portfolio Manager, will remain as Deputy Portfolio Manager for the Fund. Mr. Reynolds will remain a member of the investment team, serving as a Natural Resources Strategist.

Please retain this supplement for future reference.